Exhibit 32.1
Certification Pursuant to 18 U.S.C. §1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with this Amendment No. 1 to the Annual Report on Form 10-K/A (the “Report”), of MoneyGram International, Inc. (the “Company”) for the period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof I, Pamela H. Patsley, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 12, 2014	/s/ Pamela H. Patsley
Pamela H. Patsley
Chairman and Chief Executive Officer
(Principal Executive Officer)